================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): OCTOBER 7, 2003


                         WEATHERFORD INTERNATIONAL LTD.
               (Exact name of registrant as specified in charter)


        BERMUDA                         1-31339                   98-0371344
(State of Incorporation)         (Commission File No.)        (I.R.S. Employer
                                                             Identification No.)


515 POST OAK BLVD., SUITE 600, HOUSTON, TEXAS                     77027-3415
(Address of Principal Executive Offices)                          (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000

================================================================================

ITEM 5.   OTHER EVENTS

         On October 7, 2003, we closed our previously announced offering of $250,000,000 of 4.95% Senior Notes due 2013. A copy of the underwriting agreement relating to the offering is filed as Exhibit 1.1 to this Current Report. The form of the global note representing the issuance is filed as
Exhibit 4.1 to this Current Report. A copy of the Officers' Certificate pursuant to the indenture is filed as Exhibit 4.2 to this Current Report. Copies of opinions of counsel relating to the notes are filed as Exhibits 5.1 and 5.2 to this Current Report. Copies of consent letters from counsel are filed as Exhibits 23.1 and 23.2 to this Current Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information

            Not applicable.

      (c)   Exhibits

            1.1 Underwriting Agreement, dated October 2, 2003, among Weatherford International Ltd., Weatherford International, Inc., and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and each of the other Underwriters named therein.

            4.1         Form of global note for 4.95% Senior Notes due 2013.

            4.2         Officers' Certificate dated as of October 7, 2003.

            5.1         Opinion of Andrews Kurth LLP regarding the senior notes.

            5.2 Opinion of Conyers Dill & Pearman regarding the senior notes.

            23.1        Consent Letter of Andrews Kurth LLP (included in Exhibit
                        5.1).

            23.2        Consent Letter of Conyers Dill & Pearman (included in
                        Exhibit 5.2).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WEATHERFORD INTERNATIONAL LTD.

Dated:  October 7, 2003                  /s/ BURT M. MARTIN
                                         ---------------------------------------
                                                     Burt M. Martin
                                                 Senior Vice President,
                                              General Counsel and Secretary

                                Index to Exhibits



      Exhibit
        No.                              Description
      -------                            -----------
        1.1         Underwriting Agreement, dated October 2, 2003, among
                    Weatherford International Ltd., Weatherford International,
                    Inc., and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner
                    & Smith Incorporated and each of the other Underwriters
                    named therein.

        4.1         Form of global note for 4.95% Senior Notes due 2013.

        4.2         Officers' Certificate dated as of October 7, 2003.

        5.1         Opinion of Andrews Kurth LLP regarding the senior notes.

        5.2 Opinion of Conyers Dill & Pearman regarding the senior notes.

       23.1         Consent Letter of Andrews Kurth LLP (included in Exhibit
                    5.1).

       23.2         Consent Letter of Conyers Dill & Pearman (included in
                    Exhibit 5.2).